UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 1/31/12

Item 1.  Reports to Stockholders.

GRATIO VALUES FUND (GRVLX)

Annual Report

January 31, 2012

1-877-25-GRATIO

(1-877-254-7284)

www.gratiofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Gratio Values Fund

Annual Shareholder Letter (for the year ended January 31, 2012) (Continued) (Unaudited)

Dear Investor,

For the fiscal year 2011 the Gratio Values fund lagged its benchmark, the S&P 500 Total Return Index. We returned -6.04% while the benchmark returned 4.22%. Since inception, the Gratio Values Fund has returned 7.13 % annually versus its benchmark return of 1.09%.  $100 invested in the Gratio Values Fund since inception would be worth $131.12 today versus $104.36 if invested in our benchmark, resulting in a cumulative return since inception of 31.12% for the fund versus 4.36% for our benchmark, the S&P 500 Total Return.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-253-GOAL (4625).

While we never like trailing the markets, we have known from the outset that over short periods of time we could both trail and exceed the markets. Just as we don’t rejoice over short-term out –performance, we should also not lose faith when the fund underperforms. Looking over the relatively short life of the fund (nearly 4 years), we feel that we have done exceptionally well.  Our goal is to outperform the S&P 500 Total Return Index over a rolling five year period after fees and expenses. If we can do this in a reliable manner and by a reasonable margin, we believe our investors will enjoy incremental gains over time.

While the investment year started with enthusiasm and optimism the majority of the year was filled with important global events, shocks to the world that had reverberations in the markets.  There were many such events, from the Arab Spring to the Japanese tsunami to the more recent debt crisis in Europe. While 2012 will surely bring its own challenges, our mission is simple: we want to build a portfolio of investments that can withstand market disruptions and deliver long-term returns.

Financials represent our largest industry exposure. Within this sector our portfolio is anchored by Berkshire Hathaway, representing 15.22% of net assets. We believe Berkshire represents value and safety, and for that reason we are comfortable holding such a large position. Berkshire’s business appears to be firing on all cylinders. In addition, for the first time ever Berkshire has instituted a stock re-purchase program; as such, we feel that Buffet has put a floor on the natural price of the stock without hurting upside opportunity. Beyond Berkshire we own a handful of other large financial firms. We built large positions in these names during the height of European debt panic, viewing all of these companies as well capitalized and trading well below our calculation of liquidation value. As fears in the market subsided early this year, and volatility ebbed the prices of these companies rebounded quickly and we trimmed our positions to more modest levels.

In addition to financials we own a number of large positions in smaller capitalization companies. Birner Dental (7.27% of net assets) is one we have covered before, and not much has changed since our previous letters except that we think the business continues to appear relatively inexpensive as the company continues to pay down debt and repurchase shares.  Nicholas Financial (2.01% of net assets) is another favorite of ours. Nicholas provides auto loans in the southeastern United States. It’s been a profitable business, and during the last year we were able to pick up shares when they traded below calculated book value. We are excited about adding it (again) to the portfolio. Radnet  (1.95% of net assets) is a new investment we started this year, although our initial investment was modest. We sized Radnet at less than 2% of the portfolio not because of a lack of enthusiasm for the business but rather

Gratio Values Fund

Annual Shareholder Letter (for the year ended January 31, 2012) (Continued) (Unaudited)

due to caution to guard against their extreme debt load. Radnet runs the largest single network of imaging centers in America. Putting it simply, Radnet is a classic roll up in the space – a public LBO (leveraged buyout). While markets are clearly beginning to reach their pre-2008-crisis levels, we think there are many companies that are still very cheap. Many companies have taken the last four years to rationalize their business and their balance sheets. They have become lean not only from a cost perspective but have de-levered to become more attractive from a financial perspective. Fundamentals in America appear to be improving quickly, and we think both the housing market and employment could soon be noticeably improved.

While things seem to be on the mend we think there are two particular risks that we can see that still concern us. The first is the still-overleveraged economies of the PIGS (Portugal, Italy, Greece and Spain). European leaders have kicked the can down the road with an infusion to Greece, and appeased markets, but we fear a panic could quickly resurface given the size of the issues. Even a tremor on this front would rattle markets both in Europe and across the world. The second is the rising tensions concerning Iran. We believe an unsupported attack of Iran by Israel, which they have publically voiced to be a real possibility, would likely be the proverbial butterfly that could cause huge spikes in energy prices and a renewed risk aversion that would ignite the debt crisis in Europe. While we are generally enthusiastic about economic prospects in the world and particularly in the United States, we are still cautious and plan to maintain a modest reserve of cash. While this strategy certainly dampens potential returns, we gain comfort in the flexibility that cash gives us in chaotic markets.

Investing successfully is a life-long endeavor and one where we believe patience is usually rewarded.  We are excited by the prospects of the fund. We know full well that important dreams and life aspirations for yourselves and your families are linked to its performance. We take that mandate seriously and remind you all that our same dreams and aspirations sit alongside yours.

Thank you again for your continued trust and confidence,

Respectfully,

R. Rimmy Malhotra

The information provided should not be considered a recommendation to buy or sell the securities discussed and contains opinions expressed as of January 31, 2012 which are subject to change due to changes in the market or economic conditions and may not necessarily come to pass.

*  The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

0429-NLD-3/27/2012

Gratio Values Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2012

The Fund's performance figures* for the year ending January 31, 2012, compared to its benchmark:

	One Year	Annualized Since Inception**
Gratio Values Fund	-6.04%	7.13%
S&P 500 Total Return Index ***	4.22%	1.09%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-254-7284.

** Inception date is February 25, 2008

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks.  You cannot invest directly in an index.

Top Holdings By Industry	% of Net Assets
Insurance	14.9%
Telecommunications	9.9%
Healthcare-Services	9.1%
REITs	8.9%
Banks	8.3%
Oil & Gas	4.9%
Diversified Financial Services	4.6%
Retail	4.5%
Airlines	4.2%
Computers	3.3%
Other, Cash & Cash Equivalents	27.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Gratio Values Fund
PORTFOLIO OF INVESTMENTS
January 31, 2012
Shares			Fair Value

	COMMON STOCKS - 70.1%
	AIRLINES - 4.2%
10,000	Republic Airways Holdings, Inc. *		$ 55,100

	BANKS - 8.3%
1,400	Citigroup, Inc.		43,008
250	Goldman Sachs Group, Inc. (The)		27,867
2,000	Morgan Stanley		37,300
			108,175
	COMPUTERS - 3.3%
2,500	Dell, Inc. *		43,075

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
3,000	Charles Schwab Corp. (The)		34,950
2,000	Nicholas Financial, Inc.		25,840
			60,790
	HEALTHCARE-SERVICES - 9.1%
5,570	Birner Dental Management Services, Inc.		93,576
10,000	RadNet, Inc. *		25,100
			118,676
	HOLDING COMPANIES-DIVERSIFIED - 1.4%
3,200	Resource America, Inc. - Class A		17,824

	INSURANCE - 14.9%
2,500	Berkshire Hathaway, Inc. - Class B *		195,925

	INVESTMENT COMPANIES - 2.2%
3,000	Fifth Street Finance Corp.		29,220

	MEDIA - 0.5%
1,800	Cambium Learning Group, Inc. *		5,796

	OIL & GAS - 4.9%
9,400	Harvest Natural Resources, Inc. *		64,672

	RETAIL - 4.5%
1,414	Aeropostale, Inc. *		23,147
1,852	American Eagle Outfitters, Inc.		26,095
26	Biglari Holdings, Inc. *		10,294
			59,536
	SOFTWARE - 2.3%
3,086	Versant Corp. *		30,737

See accompanying notes to financial statements.
Gratio Values Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012
Shares			Fair Value

	TELECOMMUNICATIONS - 9.9%
30,000	MRV Communications, Inc.		$ 29,040
12,000	Telular Corp.		100,320
			129,360

	TOTAL COMMON STOCKS (Cost - $941,147)		918,886

	EXCHANGED TRADED NOTES - 2.0%
	DEBT - 2.0%
3,000	VelocityShares Daily Inverse VIX Short Term ETN *
	TOTAL EXCHANGE TRADED NOTES (Cost - $22,240)		25,560

	REITs - 8.9%
500	Gyrodyne Co of America, Inc. *		46,500
5,901	Winthrop Realty Trust		70,517
	TOTAL REITs (Cost - $101,363)		117,017

	SHORT-TERM INVESTMENTS - 17.2%
75,170	Dreyfus Institutional Reserve Money Fund, 0.00% **		75,170
75,170	Dreyfus Treasury Prime Cash Management, 0.00% **		75,170
75,170	Milestone Treasury Obligations Portfolio, 0.01% **		75,170
	TOTAL SHORT-TERM INVESTMENTS (Cost - $225,510)		225,510

	TOTAL INVESTMENTS - 98.2% (Cost - $1,290,260) (a)		$ 1,286,973
	ASSETS LESS OTHER LIABILITIES - 1.8%		24,851
	TOTAL NET ASSETS - 100.0%		$ 1,311,824

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,302,524 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 81,574
		Unrealized depreciation:	(97,125)
		Net unrealized depreciation:	$ (15,551)

REIT - Real Estate Investment Trust
* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on January 31, 2012.
See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2012

ASSETS
Investment securities:
At cost	$ 1,290,260
At fair value	$ 1,286,973
Receivable for securities sold	37,899
Due from advisor	16,551
Prepaid expenses and other assets	15,254
Receivable for Fund shares sold	668
Dividends receivable	100
TOTAL ASSETS	1,357,445

LIABILITIES
Payable for investments purchased	14,619
Fees payable to other affiliates	12,333
Distribution (12b-1) fees payable	515
Fund shares repurchased	113
Accrued expenses and other liabilities	18,041
TOTAL LIABILITIES	45,621
NET ASSETS	$ 1,311,824

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 1,312,667
Accumulated net realized gain from security transactions	2,444
Net unrealized depreciation of investments	(3,287)
NET ASSETS	$ 1,311,824

Shares of beneficial interest outstanding	111,590

Net asset value, offering price and redemption price per share	$ 11.76

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2012

INVESTMENT INCOME
Dividends	$ 18,967
Interest	3
TOTAL INVESTMENT INCOME	18,970

EXPENSES
Administrative services fees	41,016
Transfer agent fees	29,000
Accounting services fees	22,300
Compliance officer fees	19,968
Audit fees	15,500
Investment advisory fees	13,510
Registration fees	9,182
Legal fees	8,340
Printing and postage expenses	6,000
Trustees' fees and expenses	5,000
Custodian fees	3,600
Distribution (12b-1) fees	2,937
Insurance expense	11
Other expenses	2,418
TOTAL EXPENSES	178,782
Fees waived / expenses reimbursed by the Advisor	(162,876)
NET EXPENSES	15,906

NET INVESTMENT INCOME	3,064

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain from security transactions	11,784
Net change in unrealized depreciation on investments	(92,790)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(81,006)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (77,942)

See accompanying notes to financial statements.

Gratio Values Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2012	January 31, 2011
FROM OPERATIONS
Net investment income	$ 3,064	$ 2,422
Net realized gain from security transactions	11,784	38,805
Net change in unrealized appreciation (depreciation)
on investments	(92,790)	70,232
Net increase (decrease) in net assets resulting from operations	(77,942)	111,459

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,477)	(2,183)
From net realized gains	(32,440)	(9,822)
Net decrease in net assets from distributions to shareholders	(43,917)	(12,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	945,669	511,482
Net asset value of shares issued in
reinvestment of distributions to shareholders	43,249	12,005
Payments for shares redeemed	(395,868)	(19,274)
Net increase in net assets from shares of beneficial interest	593,050	504,213

TOTAL INCREASE IN NET ASSETS	471,191	603,667

NET ASSETS
Beginning of Year	840,633	236,966
End of Year*	$ 1,311,824	$ 840,633
* Includes accumulated net investment income of:	$ -	$ 239

SHARE ACTIVITY
Shares Sold	75,529	43,176
Shares Reinvested	4,046	940
Shares Redeemed	(32,613)	(1,709)
Net increase in shares of beneficial interest outstanding	46,962	42,407

See accompanying notes to financial statements.

Gratio Values Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended	Period Ended
	January 31, 2012	January 31, 2011	January 31, 2010	January 31, 2009 (1)
Net asset value,
beginning of year	$ 13.01	$ 10.66	$ 7.71	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.03	0.06	0.09	0.14
Net realized and unrealized
gain (loss) on investments	(0.86)	2.51	3.45	(2.43)
Total from investment operations	(0.83)	2.57	3.54	(2.29)

Less distributions from:
Net investment income	(0.11)	(0.04)	(0.09)	-
Net realized gains	(0.31)	(0.18)	(0.50)	-
Total from distributions	(0.42)	(0.22)	(0.59)	-

Net asset value, end of year	$ 11.76	$ 13.01	$ 10.66	$ 7.71

Total return (3)	(6.04)%	24.06%	45.89%	(22.90%)	(4)

Net assets, end of year (000s)	$ 1,312	$ 841	$ 237	$ 38

Ratio of gross expenses to average
net assets (6)	15.17%	29.49%	84.91%	456.60%	(5)
Ratio of net expenses to average
net assets (6)	1.35%	1.35%	1.35%	1.35%	(5)
Ratio of net investment income
to average net assets (7)	0.26%	0.49%	0.84%	1.70%	(5)

Portfolio Turnover Rate	52%	62%	122%	80%	(4)

(1)	The Gratio Values Fund commenced operations on February 25, 2008.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Assume reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Annualized.
(6)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by each Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which each Fund invests.

See accompanying notes to financial statements.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2012

1.

ORGANIZATION

The Gratio Values Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

The Fund is non-diversified. A non-diversified Fund may invest more of its assets in fewer companies than if it were a diversified fund. The fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$ 825,310	$ 93,576	$ -	$ 918,886
Exchange Traded Notes	$ 25,560	-	-	25,560
REITs	$ 70,517	46,500		117,017
Short Term Investments	225,510	-	-	225,510
Total	$ 1,146,897	$ 140,076	$ -	$ 1,286,973

The Fund did not hold any Level 3 securities during the period.

*Refer to the Portfolio of Investments for industry classifications.

The following amounts were transfers in/(out) of Level 2 assets:

	Common Stock	REITs	Total
Transfers into Level 2 from Level 1	$ 93,576	$ 46,500	$ 140,076
Transfers from Level 2 into Level 1	-	-	$ -
Net Transfers in/(out) of Level 2	$ 93,576	$ 46,500	$ 140,076

There were two transfers from Level 1 to Level 2. Transfers that were made out of Level 1 represent securities being valued by bid prices and not valued using market quotations. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. The Fund

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

 records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 - 2011 or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $995,610 and $524,862, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Gratio Capital, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

an annual rate of 1.15% of the Fund’s average daily net assets.  For the year ended January 31, 2012, the Fund incurred $13,510 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.35% until May 31, 2013 and 3.00% until May 31, 2020 per annum of the Fund’s average daily net assets. For the year ended January 31, 2012, the Advisor waived fees or reimbursed expenses totaling $162,876.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.35% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.35% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.35% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The following table shows the remaining waivers subject to recapture by the Advisor:

Year	Amount
2013	$ 132,068
2014	139,766
2015	162,876

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the year ended January 31, 2012, the Fund paid $2,937 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

In addition, certain affiliates of Gratio provide ancillary services to the Fund as follows:

Gratio Transfer Agency Services, LLC (“GTA”), an affiliate of Gratio, shall act in its capacity as sub-transfer agent. As a sub-transfer agency GTA, has the responsibility of issuing of shares and providing certain services to those holders. Pursuant to the terms of the Fund’s Sub-Transfer Agency services agreement, as of March 1, 2010 the Fund pays GTA a base monthly fee of $1.00 per open or closed account. The Trust has agreed to reimburse Gratio for all out-of pocket expenses incurred when performing services under this agreement. For the year ended January 31, 2012, GTA has collected $0 for services rendered.

5. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of January 31, 2012, GTA held approximately 37%, of the voting securities of the Fund.  As a result, GTA may be deemed to control the Fund.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2012	January 31, 2011
Ordinary Income	$ 25,910	$ 11,188
Long-Term Capital Gain	18,007	817
	$ 43,917	$ 12,005

As of January 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ 14,708	$ -	$ -	$ (15,551)	$ (843)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

Gratio Values Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

Permanent book and tax differences, primarily attributable to reclass of distributions, resulted in reclassification for the period ended January 31, 2012 as follows: a decrease in accumulated net investment loss of $8,174 and a decrease in accumulated net realized gain from security transactions of $8,174.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Gratio Values Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gratio Values Fund, a series of the Northern Lights Fund Trust (the “Fund”) as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gratio Values Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 30, 2012

Gratio Values Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2012

As a shareholder of the Gratio Values Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Gratio Values Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 through January 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Gratio Values Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized Expense Ratio	Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expenses Paid During Period 8/1/11 – 1/31/12*
Actual 1.35%	$1,000.00	$993.10	$6.78
Hypothetical (5% return before expenses) 1.35%	$1,000.00	$1,018.40	$6.87

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Gratio Values Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2012

Renewal of Advisory Agreement – Gratio Value Fund

In connection with a meeting held on December 14,  2011, (the “Meeting”), Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Gratio Capital, Inc. (“GC” or the “Adviser”) and the Trust, on behalf of the Gratio Value Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of GC’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed financial information about the firm provided by the Adviser. The Trustees concluded that GC had provided a level of service consistent with the Board’s expectations.

Performance.  The Board then considered the past performance of the Fund and compared the Fund’s performance with that of its benchmark index and the performance of a peer group of similarly managed funds.  The Board noted that the Fund had outperformed the S&P 500 Index and its peer group average for the 3-year period ended December 9, 2011 and outperformed the S&P 500 Index for the period since the Fund’s inception, but had underperformed the index and peer group for the 1-year period.  The Board noted that the Fund is substantially smaller than the average size of funds in its Morningstar category and the small size could make managing the Fund’s assets more challenging.  The Board concluded that the Fund’s performance was acceptable.

 Fees and Expenses.  The Board then considered the advisory fee paid by the Fund and the Fund’s expense ratio and compared the fees and expenses to those of a peer group of similarly managed funds. The Board noted that the Fund’s advisory fee was higher than the average for funds in Morningstar’s MidCap Value Category, but the Fund’s expense ratio was lower than the category’s average.  The Board also considered that the Fund’s advisory fee is lower than the fees charged by the Adviser for its separate accounts. The Trustees concluded that the Fund’s advisory fee, as well as the overall expense ratio, were reasonable.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the expense limitation agreement and expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and that approval of the agreement for an additional year is in the best interests of the Trust and the shareholders of the Fund.

Gratio Values Fund

TRUSTEES AND OFFICERS (Unaudited)

January 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	99	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	99	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	99

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	99	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-254-7284.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-254-7284 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-254-7284.

INVESTMENT ADVISOR

Gratio Capital, Inc.

1235 Howard Street, Suite D

San Francisco, CA 94103

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $13,000

2011 - $13,000

2010 - $12,500

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2012- $2,500

2011- $2,500

2010- $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,500

2011 - $2,500

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/12/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/12/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/12/12